SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 21, 2002



                              CompleTel Europe N.V.
               (Exact Name of Registrant as Specified in Charter)


  The Netherlands                    000-30075                   98-0202823
 (State or other                   (Commission                 (IRS Employer
 jurisdiction of                   File Number)               Identification #)
 incorporation)


                  Blaak 16, 3011 TA Rotterdam, The Netherlands
                     (Address of Principal Executive Office)


                                (31) 20 666 1701
              (Registrant's telephone number, including area code)

 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
--------------------------------------------

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

99.1 Press release dated August 21, 2002, announcing the results of the Registrant's annual and extraordinary general shareholders meetings.

ITEM 9.  REGULATION FD DISCLOSURE.

On August 21, 2002, CompleTel Europe N.V. issued a press release announcing the results of its annual and extraordinary general shareholders meetings held on August 20, 2002. The press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                               COMPLETEL EUROPE N.V.


DATE: August 21, 2002                       By: /s/ John Hugo
                                               ---------------------------------
                                               John Hugo
                                               Corporate Controller
                                               (Principal Accounting Officer)